Exhibit 10.1

                       PAYMENT ACKNOWLEDGMENT AND RELEASE

      This Payment Acknowledgment and Release ("Acknowledgment") is made as of June 8 , 2005 Agreement by and among Kiwa Bio-Tech Products Group Corporation, a Delaware corporation ("Borrower") on the one hand and Young San Kim and Song N. Bang (jointly, "Lender") on the other hand.

                                    RECITALS

      A. Borrower and Lender entered into a Convertible Loan Agreement dated September 23, 2004 (the "Loan").

      B. The Loan provided that the principal amount borrowed, $350,000, was to be paid to Lender on or before March 23, 2005, the maturity date.

      C. Borrower did not pay the principal amount of the Loan when due.

      D. Borrower and Lender agreed to amend the Loan pursuant to an Agreement Amending Covertible Loan ("Amendment") between the parties made as of April 7, 2005.

                                 ACKNOWLEDGMENT

      1. Acknowledgment. Lender acknowledges that the interest payment of $17,500 and the 1,050,000 warrants referred to in Paragraph 3 of the Loan were delivered to Lender in accordance with the terms of the Loan. Lender acknowledges payment by Borrower of $350,000 for principal and of $9,991 for penalty interest to the lender as of June 3, 2005, which Lender acknowledges constitutes full satisfaction of all payment and performance obligations of Borrower under the Loan and the Amendment. Lender hereby releases Borrower from all obligations under the Loan or the Amendment.

      2. Governing Law. This Acknowledgment is governed by, construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles.

      3. Consent to Jurisdiction. The parties irrevocably consent to the jurisdiction of the state and federal courts located in Los Angelas County, California for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement.

      4. Amendment. No amendment, modification, termination or cancellation of this Acknowledgment is effective unless made in a writing signed by each of the parties.

                                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION

                                    By:     /s/ Wei Li
                                        ----------------------------------------
                                    Name:   Wei Li
                                    Title:  Chairman of Board of Directors
                                            and Chief Executive Officer

                                            /s/ Young San Kim
                                    --------------------------------------------
                                            Young San Kim

                                            /s/ Song N. Bang
                                    --------------------------------------------
                                            Song N. Bang